CONDENSED CONSOLIDATED BALANCE SHEETS ADJUSTED FOR HRB FINANCIAL CORPORATION DISCONTINUED OPERATIONS

Unaudited, amounts in thousands

	July 31, 2008
	As Reported	Amounts Transferred to Discontinued Operations	As Adjusted
ASSETS
Current assets:
Cash and cash equivalents	$355,998	($110,535)	$245,463
Cash and cash equivalents - restricted	221,338	(219,000)	2,338
Receivables from customers, brokers, dealers and clearing organizations, net	401,859	(401,859)	—
Receivables, net	383,224	(16,223)	367,001
Prepaid expenses and other current assets	438,872	(23,756)	415,116
Assets of discontinued operations, held for sale	—	1,005,238	1,005,238
Total current assets	1,801,291	233,865	2,035,156

Mortgage loans held for investment, net	868,603	—	868,603
Property and equipment, net	380,804	(17,329)	363,475
Intangible assets, net	142,533	—	142,533
Goodwill, net	1,006,207	(173,954)	832,253
Other assets	704,044	(42,582)	661,462
Total assets	$4,903,482	$ —	$4,903,482

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Customer deposits	$777,080	$ —	$777,080
Accounts payable to customers, brokers and dealers	592,688	(592,688)	—
Accounts payable, accrued expenses and other current liabilities	665,973	(38,485)	627,488
Accrued salaries, wages and payroll taxes	142,690	(25,004)	117,686
Accrued income taxes	263,784	—	263,784
Current portion of long-term debt	108,839	—	108,839
Liabilities of discontinued operations, held for sale	—	670,932	670,932
Total current liabilities	2,551,054	14,755	2,565,809

Long-term debt	1,034,117	—	1,034,117
Other noncurrent liabilities	481,589	(14,755)	466,834
Total liabilities	4,066,760	—	4,066,760

Stockholders’ equity:
Common stock	4,359	—	4,359
Additional paid-in capital	686,802	—	686,802
Accumulated other comprehensive income	833	—	833
Retained earnings	2,204,940	—	2,204,940
Less cost of shares of common stock in treasury	(2,060,212)	—	(2,060,212)
Total stockholders’ equity	836,722	—	836,722
Total liabilities and stockholders’ equity	$4,903,482	$ —	$4,903,482

Note: The unaudited condensed consolidated balance sheets present the assets and liabilities of HRB Financial Corporation as assets and liabilities of discontinued operations, held for sale. The amounts transferred to Discontinued Operations represent the reclassification of these assets and liabilities.

CONDENSED CONSOLIDATED BALANCE SHEETS ADJUSTED FOR HRB FINANCIAL CORPORATION DISCONTINUED OPERATIONS

Unaudited, amounts in thousands

	April 30, 2008
	As Reported	Amounts Transferred to Discontinued Operations	As Adjusted
ASSETS
Current assets:
Cash and cash equivalents	$726,845	($61,948)	$664,897
Cash and cash equivalents - restricted	219,031	(212,000)	7,031
Receivables from customers, brokers, dealers and clearing organizations, net	438,899	(438,899)	—
Receivables, net	552,871	(18,642)	534,229
Prepaid expenses and other current assets	443,934	(23,196)	420,738
Assets of discontinued operations, held for sale	—	987,592	987,592
Total current assets	2,381,580	232,907	2,614,487

Mortgage loans held for investment, net	966,301	—	966,301
Property and equipment, net	380,738	(17,074)	363,664
Intangible assets, net	147,368	—	147,368
Goodwill, net	1,005,268	(173,954)	831,314
Other assets	742,170	(41,879)	700,291
Total assets	$5,623,425	$ —	$5,623,425

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Short-term borrowings	$25,000	$ —	$25,000
Customer deposits	785,624	—	785,624
Accounts payable to customers, brokers and dealers	559,658	(559,658)	—
Accounts payable, accrued expenses and other current liabilities	782,280	(42,393)	739,887
Accrued salaries, wages and payroll taxes	393,148	(27,436)	365,712
Accrued income taxes	439,380	—	439,380
Current portion of long-term debt	111,286	—	111,286
Liabilities of discontinued operations, held for sale	—	644,446	644,446
Total current liabilities	3,096,376	14,959	3,111,335

Long-term debt	1,031,784	—	1,031,784
Other noncurrent liabilities	507,447	(14,959)	492,488
Total liabilities	4,635,607	—	4,635,607

Stockholders’ equity:
Common stock	4,359	—	4,359
Additional paid-in capital	695,959	—	695,959
Accumulated other comprehensive income	2,486	—	2,486
Retained earnings	2,384,449	—	2,384,449
Less cost of shares of common stock in treasury	(2,099,435)	—	(2,099,435)
Total stockholders’ equity	987,818	—	987,818
Total liabilities and stockholders’ equity	$5,623,425	$ —	$5,623,425

Note: The unaudited condensed consolidated balance sheets present the assets and liabilities of HRB Financial Corporation as assets and liabilities of discontinued operations, held for sale. The amounts transferred to Discontinued Operations represent the reclassification of these assets and liabilities.

CONDENSED CONSOLIDATED BALANCE SHEETS ADJUSTED FOR HRB FINANCIAL CORPORATION DISCONTINUED OPERATIONS

Unaudited, amounts in thousands

	April 30, 2007
	As Reported	Amounts Transferred to Discontinued Operations	As Adjusted
ASSETS
Current assets:
Cash and cash equivalents	$921,838	($104,921)	$816,917
Cash and cash equivalents - restricted	332,646	(329,000)	3,646
Receivables from customers, brokers, dealers and clearing organizations, net	410,522	(410,522)	—
Receivables, net	556,255	(22,560)	533,695
Prepaid expenses and other current assets	208,564	(18,696)	189,868
Assets of discontinued operations, held for sale	1,746,959	1,126,856	2,873,815
Total current assets	4,176,784	241,157	4,417,941

Mortgage loans held for investment, net	1,358,222	—	1,358,222
Property and equipment, net	379,066	(19,608)	359,458
Intangible assets, net	181,413	(21,365)	160,048
Goodwill, net	993,919	(173,954)	819,965
Other assets	454,646	(26,230)	428,416
Total assets	$7,544,050	$ —	$7,544,050

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Short-term borrowings	$1,567,082	$ —	$1,567,082
Customer deposits	1,129,263	—	1,129,263
Accounts payable to customers, brokers and dealers	633,189	(633,189)	—
Accounts payable, accrued expenses and other current liabilities	519,372	(56,614)	462,758
Accrued salaries, wages and payroll taxes	307,854	(23,173)	284,681
Accrued income taxes	439,472	—	439,472
Current portion of long-term debt	9,304	—	9,304
Liabilities of discontinued operations, held for sale	615,373	727,946	1,343,319
Total current liabilities	5,220,909	14,970	5,235,879

Long-term debt	537,134	—	537,134
Other noncurrent liabilities	371,508	(14,970)	356,538
Total liabilities	6,129,551	—	6,129,551

Stockholders’ equity:
Common stock	4,359	—	4,359
Additional paid-in capital	676,766	—	676,766
Accumulated other comprehensive income	(1,320)	—	(1,320)
Retained earnings	2,886,440	—	2,886,440
Less cost of shares of common stock in treasury	(2,151,746)	—	(2,151,746)
Total stockholders’ equity	1,414,499	—	1,414,499
Total liabilities and stockholders’ equity	$7,544,050	$ —	$7,544,050

Note: The unaudited condensed consolidated balance sheets present the assets and liabilities of HRB Financial Corporation as assets and liabilities of discontinued operations, held for sale. The amounts transferred to Discontinued Operations represent the reclassification of these assets and liabilities.

CONDENSED CONSOLIDATED INCOME STATEMENTS ADJUSTED FOR HRB FINANCIAL CORPORATION DISCONTINUED OPERATIONS

Unaudited, amounts in thousands, except per share data

	Three Months Ended July 31, 2008
	As reported	Amounts Transferred to Discontinued Operations	As Adjusted
Revenues:
Service revenues	$301,521	($60,801)	$240,720
Other revenues:
Interest income	25,238	(7,391)	17,847
Product and other revenues	12,879	463	13,342
	339,638	(67,729)	271,909

Operating expenses:
Cost of services	369,606	(52,033)	317,573
Cost of other revenues	42,823	(258)	42,565
Selling, general and administrative	140,470	(17,084)	123,386
	552,899	(69,375)	483,524

Operating loss	(213,261)	1,646	(211,615)
Other income, net	(1,355)	-	(1,355)

Loss from continuing operations before tax benefit	(214,616)	1,646	(212,970)
Income tax benefit	(85,247)	700	(84,547)

Net loss from continuing operations	(129,369)	946	(128,423)

Net loss from discontinued operations	(3,350)	(946)	(4,296)

Net loss	($132,719)	$ -	($132,719)

Basic and diluted earnings (loss) per share:
Net loss from continuing operations	($0.40)	$ 0.01	($0.39)
Net loss from discontinued operations	(0.01)	(0.01)	(0.02)
Net loss	($0.41)	$ -	($0.41)

Basic and diluted shares	327,141	327,141	327,141

Note: The unaudited condensed consolidated income statements present the results of operations of HRB Financial Corporation as discontinued operations. The amounts transferred to Discontinued Operations represent the reclassification of these results of operations, as adjusted for eliminations and overhead costs which were previously allocated to this business, totaling $2.0 million.

CONDENSED CONSOLIDATED INCOME STATEMENTS ADJUSTED FOR HRB FINANCIAL CORPORATION DISCONTINUED OPERATIONS

Unaudited, amounts in thousands, except per share data

	Twelve Months Ended April 30, 2008
	As reported	Amounts Transferred to Discontinued Operations	As Adjusted
Revenues:
Service revenues	$3,663,636	($269,730)	$3,393,906
Other revenues:
Product and other revenues	541,387	(221)	541,166
Interest income	198,854	(47,296)	151,558
	4,403,877	(317,247)	4,086,630

Operating expenses:
Cost of services	2,489,726	(209,248)	2,280,478
Cost of other revenues	312,826	(5,111)	307,715
Selling, general and administrative	881,886	(92,988)	788,898
	3,684,438	(307,347)	3,377,091

Operating income	719,439	(9,900)	709,539
Interest expense - acquisition debt	(2,019)	-	(2,019)
Other income, net	27,801	(250)	27,551

Income from continuing operations before taxes	745,221	(10,150)	735,071
Income taxes	290,745	(1,621)	289,124

Net income from continuing operations	454,476	(8,529)	445,947

Net loss from discontinued operations	(763,123)	8,529	(754,594)

Net loss	($308,647)	$ -	($308,647)

Basic earnings (loss) per share:
Net income from continuing operations	$1.40	($0.03)	$1.37
Net loss from discontinued operations	(2.35)	0.03	(2.32)
Net loss	($0.95)	$ -	($0.95)

Basic shares outstanding	324,810	324,810	324,810

Diluted earnings (loss) per share:
Net income from continuing operations	$1.39	($0.03)	$1.36
Net loss from discontinued operations	(2.33)	0.03	(2.30)
Net loss	($0.94)	$ -	($0.94)

Diluted shares outstanding	327,468	327,468	327,468

Note: The unaudited condensed consolidated income statements present the results of operations of HRB Financial Corporation as discontinued operations. The amounts transferred to Discontinued Operations represent the reclassification of these results of operations, as adjusted for eliminations and overhead costs which were previously allocated to this business, totaling $11.5 million.

CONDENSED CONSOLIDATED INCOME STATEMENTS ADJUSTED FOR HRB FINANCIAL CORPORATION DISCONTINUED OPERATIONS

Unaudited, amounts in thousands, except per share data

	Twelve Months Ended April 30, 2007
	As reported	Amounts Transferred to Discontinued Operations	As Adjusted
Revenues:
Service revenues	$3,356,418	($248,083)	$3,108,335
Other revenues:
Product and other revenues	529,835	(1,060)	528,775
Interest income	135,021	(61,769)	73,252
	4,021,274	(310,912)	3,710,362

Operating expenses:
Cost of services	2,340,395	(182,557)	2,157,838
Cost of other revenues	182,262	(9,606)	172,656
Selling, general and administrative	838,755	(110,215)	728,540
	3,361,412	(302,378)	3,059,034

Operating income	659,862	(8,534)	651,328
Interest expense - acquisition debt	(46,920)	-	(46,920)
Other income, net	22,856	(3)	22,853

Income from continuing operations before taxes	635,798	(8,537)	627,261
Income taxes	261,461	(3,660)	257,801

Net income from continuing operations	374,337	(4,877)	369,460

Net loss from discontinued operations	(807,990)	4,877	(803,113)

Net loss	($433,653)	$ -	($433,653)

Basic earnings (loss) per share:
Net income from continuing operations	$1.16	($0.02)	$1.14
Net loss from discontinued operations	(2.50)	0.02	(2.48)
Net loss	($1.34)	$ -	($1.34)

Basic shares outstanding	322,688	322,688	322,688

Diluted earnings (loss) per share:
Net income from continuing operations	$1.15	($0.02)	$1.13
Net loss from discontinued operations	(2.48)	0.02	(2.46)
Net loss	($1.33)	$ -	($1.33)

Diluted shares outstanding	326,154	326,154	326,154

Note: The unaudited condensed consolidated income statements present the results of operations of HRB Financial Corporation as discontinued operations. The amounts transferred to Discontinued Operations represent the reclassification of these results of operations, as adjusted for eliminations and overhead costs which were previously allocated to this business, totaling $11.8 million.

CONDENSED CONSOLIDATED INCOME STATEMENTS ADJUSTED FOR HRB FINANCIAL CORPORATION DISCONTINUED OPERATIONS

Unaudited, amounts in thousands, except per share data

	Twelve Months Ended April 30, 2006
	As reported	Amounts Transferred to Discontinued Operations	As Adjusted
Revenues:
Service revenues	$3,013,005	($222,730)	$2,790,275
Other revenues:
Product and other revenues	492,245	(4,430)	487,815
Interest income	69,503	(60,795)	8,708
	3,574,753	(287,955)	3,286,798

Operating expenses:
Cost of services	2,078,097	(183,358)	1,894,739
Cost of other revenues	77,253	(6,643)	70,610
Selling, general and administrative	882,389	(118,792)	763,597
	3,037,739	(308,793)	2,728,946

Operating income	537,014	20,838	557,852
Interest expense - acquisition debt	(49,059)	-	(49,059)
Other income, net	22,527	-	22,527

Income from continuing operations before taxes	510,482	20,838	531,320
Income taxes	212,941	7,568	220,509

Net income from continuing operations	297,541	13,270	310,811

Net loss from discontinued operations	192,867	(13,270)	179,597

Net income	$490,408	$ -	$490,408

Basic earnings per share:
Net income from continuing operations	$0.91	$ 0.04	$0.95
Net loss from discontinued operations	0.58	(0.04)	0.54
Net income	$1.49	$ -	$1.49

Basic shares outstanding	328,118	328,118	328,118

Diluted earnings per share:
Net income from continuing operations	$0.89	$ 0.04	$0.93
Net loss from discontinued operations	0.58	(0.04)	0.54
Net income	$1.47	$ -	$1.47

Diluted shares outstanding	333,187	333,187	333,187

Note: The unaudited condensed consolidated income statements present the results of operations of HRB Financial Corporation as discontinued operations. The amounts transferred to Discontinued Operations represent the reclassification of these results of operations, as adjusted for eliminations and overhead costs which were previously allocated to this business, totaling $12.0 million.